Q4 2012 Earnings Teleconference

February 6, 2013

ATMI®

Safe Harbor Statement

Statements contained herein that relate to ATMI's future performance, including, without limitation, statements with respect to ATMI's anticipated results of operations or level of business for 2013 or any other future period, are forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on current expectations only and are subject to certain risks, uncertainties, and assumptions, including, but not limited to, changes in semiconductor and life sciences industry growth (including, without limitation, wafer starts) or ATMI's markets; competition, problems, or delays developing, commercializing, and delivering new products; customer-driven pricing pressure; potential loss of key customers; problems or delays in integrating acquired operations and businesses; uncertainty in the credit and financial markets; ability to protect ATMI's proprietary technology; and other factors described in ATMI's Form 10-K for the year ended December 31, 2011 and other subsequent filings with the Securities and Exchange Commission. Such risks and uncertainties may cause actual results to differ materially from those expressed in our forward-looking statements. ATMI undertakes no obligation to update any forward-looking statements.

ATMI®

Q4 2012 Summary

- Revenues and net income grew Y/Y
  - Incremental SDS contribution
  - LifeSciences demand growth
  - Negative factors: weaker wafer start environment, pricing pressure and inventory management by some of our customers
- Continued strong cash generation
- Progress on growth initiatives
  - Building Korea manufacturing facility
  - Continued investment in LifeSciences single-use product portfolio
  - Developing Resource Efficiency applications

ATMI®

ATMI

$M (except per share data)	Q4 2012	Q4 2011	Change	Q3 2012	Change
Revenue	**100.1**	90.3	11%	108.8	(8%)
Gross profit	**48.8**	42.5	15%	54.4	(10%)
Gross margin	***49%***	*47%*		*50%*	
Operating income (loss)	**15.5**	(76.6)	NM	20.5	(24%)
Operating margin	***16%***	*(85%)*		*19%*	
Net income (loss)	**12.6**	(47.2)	NM	14.4	(13%)
EPS	**$0.39**	($1.49)		$0.44	

- Revenues grew Y/Y as incremental contribution from SDS and LifeSciences growth offset weaker wafer starts
- GM improved on revenue growth, slightly offset by unfavorable mix
- Q4 2011 includes $84.6M contract termination charge
- EPS for Q4 2012 includes $0.07 benefit for earnout adjustment related to 2010 Artelis acquisition

ATMI®

Diverse Revenue Mix

Q4 2012 Revenues by Product


Implant 26%
Cu Materials 45%
NOWPak 13%
LifeSciences 11%
Other 5%

Q4 2012 Revenues by Sector


Logic 59%
Memory 22%
Display 8%
LifeSciences 11%

Q4 2012 Revenues by Geography


Asia 71%
North America 18%
Europe 11%

- Implant growth from SDS transaction
- Copper materials down on lower wafer starts and inventory management
- Investing in Asia to align operations with customer geographic presence

Microelectronics

$M	Q4 2012	Q4 2011	Change	Q3 2012	Change
Revenues	**89.1**	81.1	10%	98.5	(10%)
Gross margin	***50%***	*48%*		*52%*	
Operating income (loss)	**23.4**	(63.8)	NM	34.4	(32%)
Operating margin	***26%***	*-79%*		*35%*	

- Revenues grew Y/Y as SDS incremental contribution offset weaker wafer starts, customer material efficiency gains, pricing pressure and customer inventory management
- Q4 2011 includes $84.6M contract termination charge
- Q3 2012 revenues includes $2.6M royalty revenue
- Strength continues at 28nm production, while 20nm and 14nm development activities continues to advance

ATMI®

LifeSciences

$M	Q4 2012	Q4 2011	Change	Q3 2012	Change
Revenues	**10.9**	9.1	20%	10.4	5%
Gross margin	***38%***	*35%*		*28%*	
Operating income (loss)	**1.3**	(1.4)		(2.1)	
Operating margin	***12%***	*(15%)*		*(21%)*	

- Revenues up Y/Y on increased demand
- Operating income in Q4 2012 includes $2.4M benefit for earnout adjustment related to 2010 Artelis acquisition contingent consideration (was $0.8M in Q4 2011)
- Growth in single-use technology is accelerating
- Future profitability should improve with benefit of volume growth and favorable mix of consumables

ATMI®

Other Financial Data

$M	Q4 2012	Q4 2011	Q3 2012
Cash and marketable securities	**168.5**	113.5	139.3
Cash from operating activities	**39.8**	(86.0)	20.3
Capital Expenditures	**10.9**	6.5	5.2
Depreciation & Amortization	**7.4**	6.9	6.9
Headcount	**817**	815	825

- Strong cash balance and flexible balance sheet to invest in growth
- Repurchased $4.4M of shares in Q4 2012
- Capex expected to be $40-45M in 2013 as we complete our new facilities in Korea; approximately 70% of capex targeting growth initiatives

ATMI®

Outlook

- Microelectronics
  - Wafer starts seasonally flat to slightly down sequentially in Q1 2013; full-year 2013 wafer starts up 3-5%
  - Margin improvement through volume benefit and lower R&D spending
- LifeSciences
  - Confident in our long-term revenue CAGR of 20-30%
  - GM improving through volume benefit and mix shift to consumables; managing to quarterly profit by end of 2013
- Long-term growth outlook favorable
  - Growth in advanced nodes
  - Acceleration of demand in single-use technology
  - Developing resource efficiency applications

ATMI®

Capabilities to deliver Process Efficiency

Technical Depth

- Interfacial science and analytical capability
- Molecular creation and formulation
- Process expertise
- Technology roadmap management

Global Infrastructure

- Worldwide developmental capability
- Comprehensive supply chain excellence
- Regional application expertise

Intellectual Assets

- Proven Intellectual Property portfolio
- Well developed culture
- Willingness to defend and license when appropriate

ATMI®

Technology aligned with end market growth trends



Mobility demands and performance gains in advanced electronics



Affordable health care for emerging markets



Sustainable solutions to address resource challenges

ATMI

Clear long-term financial targets

Revenues

- Microelectronics growth rate greater than wafer starts
- LifeSciences growing 20-30% CAGR over next several years

Profitability

- Gross margins >50% for each segment
- Operating margins >20%
- LifeSciences operating profit on a quarterly basis by end of 2013

Other

- Opex growth less than half revenue growth
- Cash from operations $20-$25M per quarter
- Resource Efficiency represents 10% of revenues by 2016

ATMI®

Thank you for your interest.

Troy Dewar
Director, Investor Relations
203.207.9349
tdewar@atmi.com
http://investor.atmi.com

Appendix

ATMI – a technology company enabling Process Efficiency gains for our customers

Revenues ($M)



$367
$390
$407
2010
2011
2012

Operating Income ($M)*



$42
$47
$59
2010
2011
2012

*Excludes $84.6M charge for contract termination in Q4 2011

- Diverse Technology Portfolio
  - >1,000 patents granted since founding
  - Formulated and synthesized materials
  - High-integrity material delivery and processing systems
- Global development, manufacturing and support
- Strategic focus on enabling customer Process Efficiency gains

ATMI®

Microelectronics – enabling technology for semiconductor manufacturing


Revenues ($M)
$336
$351
$366
2010
2011
2012


Operating Income ($M)*
$94
$98
$109
2010
2011
2012

*Excludes $84.6M charge for contract termination in Q4 2011

- Innovative materials and material delivery systems for semiconductor and flat panel display
- Improving profitability through SDS Direct and new product introductions
- High Productivity Development (HPD) – collaboratively developing new materials with our customers
- Expanding Asian manufacturing presence

ATMI®

LifeSciences – single-use technology partner



Revenues ($M)
$31
$38
$42
2010
2011
2012



Operating Income (Loss) ($M)
($4)
($6)
($4)
2010
2011
2012

- Serving critical and cutting-edge life science applications
- Enables product development life cycle optimization
- Creates entirely new market segment
- Nearing growth inflection point
  - Expected to grow ~20-30% CAGR over next several years
  - Managing to achieve quarterly profit by end of 2013
  - As mix of consumables grow, gross margins should approach corporate average
  - Positioned to benefit from R&D investment

ATMI®